UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2007

SOURCE INTERLINK COMPANIES, INC.

(Exact name of registrant as specified in this charter)

Delaware	001-13437	20-2428299
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

27500 Riverview Center Blvd., Suite 400, Bonita Springs, FL 34134
(Address of Principal Executive Offices and Zip Code)

Registrant’s Telephone Number, including area code:  (239) 949-4450

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 — Regulation FD Disclosure

On August 1, 2007, Source Interlink Companies, Inc. (“Source Interlink”) issued a press release announcing the consummation of its acquisition of PRIMEDIA Enthusiast Media, Inc.  The press release is attached hereto as Exhibit 99.1.

Pursuant to General Instruction B.2 of Form 8-K, the information furnished in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits
99.1         August 1, 2007 Press Release of Source Interlink Companies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 1, 2007

SOURCE INTERLINK COMPANIES, INC.

By:	/s/ Marc Fierman
Marc Fierman Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1         August 1, 2007 Press Release of Source Interlink Companies, Inc.